UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2022

10x Genomics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39035	45-5614458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6230 Stoneridge Mall Road
Pleasanton, California 94588
(925) 401-7300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	TXG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of 10x Genomics, Inc. (the "Company") was held on June 15, 2022, via live webcast (the “Annual Meeting”). At the Annual Meeting, there were present, virtually or by proxy, holders of 99,597,664 shares of the Company's Class A and Class B common stock, representing 236,865,521, or approximately 82.13%, of the 288,376,776 eligible votes, constituting a quorum. The matters submitted to a vote at the Annual Meeting and the final voting results of such matters were as follows:

Proposal 1 - Election of Directors

The Company’s stockholders approved the election of three Class III directors, each to hold office for a three-year term expiring at the Company’s 2025 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified or until his or her earlier resignation or removal. The final voting results were as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Sri Kosaraju	214,483,153	10,549,756	45,887	11,786,725
Mathai Mammen, M.D., Ph.D.	213,666,060	11,367,288	45,448	11,786,725
Shehnaaz Suliman, M.D., M. Phil., M.B.A.	208,789,766	15,842,844	446,186	11,786,725

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. There were no broker non-votes on this proposal. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
236,807,826	23,162	34,533	—

Proposal 3 - Non-binding, Advisory Vote to Approve Executive Compensation of Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2022. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
218,457,617	6,555,421	65,758	11,786,725

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10x Genomics, Inc.

	By:	/s/ Eric S. Whitaker
	Name:	Eric S. Whitaker
	Title:	Chief Legal Officer

Date: June 17, 2022